Digital Assets	12 Months Ended
Mar. 31, 2025
Digital Assets [Abstract]
Digital assets

7. Digital assets

	2025	2024
	US$	US$
Digital assets held on exchange institutions	221,162,809	126,468,184

The digital assets held on third party exchange institutions are measured at fair value. They represented balance of digital assets attributable to the Company held in shared wallets of the third-party exchanges. The balance is measured at fair value through profit or loss.